UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22867

Cohen & Steers MLP & Energy Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2015

Item 1. Reports to Stockholders.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended November 30, 2015. The net asset values (NAV) per share at that date were $7.46, $7.44, $7.48, $7.48 and $7.48 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended November 30, 2015	Year Ended November 30, 2015
Cohen & Steers MLP & Energy Opportunity Fund—Class A	–31.53%	–32.83%
Cohen & Steers MLP & Energy Opportunity Fund—Class C	–31.77%	–33.31%
Cohen & Steers MLP & Energy Opportunity Fund—Class I	–31.33%	–32.53%
Cohen & Steers MLP & Energy Opportunity Fund—Class R	–31.52%	–32.89%
Cohen & Steers MLP & Energy Opportunity Fund—Class Z	–31.42%	–32.62%
Alerian Energy Infrastructure Index[a]	–28.19%	–31.49%
Alerian MLP Index[a]	–27.96%	–34.03%
S&P 500 Index[a]	–0.21%	2.75%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of a  The Alerian Energy Infrastructure Index is a tier-weighted index of 30 core North American energy infrastructure companies that engage in the pipeline transportation, storage, and processing of energy commodities. The Alerian MLP Index is a float-adjusted, market-capitalization-weighted index that consists of the 50 most prominent large- and mid-capitalization energy Master Limited Partnerships (MLPs). The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular quarterly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

MLPs and midstream-energy-focused equities had sizable declines in the 12-month period ended November 30, 2015. A downward trend in oil prices, which had begun to retreat from over $100 a barrel in the summer of 2014, continued through the period. West Texas Intermediate and North Sea Brent crude oil both reached multi-year lows near $40 a barrel as the world remained well oversupplied and inventories rose, reflecting the Organization of Petroleum Exporting Countries' desire to maintain market share along with more-efficient production techniques in the United States.

Price declines in natural gas and related liquids products also weakened sentiment toward the asset class. Continued strong domestic gas production and persistent warmer-than-normal weather across much of the continental U.S. late in the period pushed U.S. natural gas inventories to a record high of four trillion cubic feet which subsequently drove down prices.

Companies with a higher direct or indirect sensitivity to oil prices, such as exploration and production companies, certain commodity-exposed gathering and processing businesses, and some offshore marine shipping firms, generally had the largest unit price downturns. Companies with more fee-based cash flows as well as those with more defensive qualities and strong corporate parents tended to outperform, albeit with significant absolute declines. Lower commodity prices have led to production declines, which have driven lower throughput on assets and increased risk of infrastructure overcapacity in some regions.

In an environment of challenged fundamentals and an uncertain outlook for energy prices, midstream energy companies generally found it increasingly difficult to access capital, forcing many to reevaluate their business and financing plans. With access to external financing in doubt, some companies were faced with deciding between continuing to pay out cash flow as distributions (perhaps at the cost of future growth), or retaining the cash flow to fund their project backlogs and maintain balance sheet strength through a distribution cut. While the latter may be good for a company in the long run, news of such moves has typically roiled stocks.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Fund Performance

The Fund had a negative total return in the period and underperformed the Alerian Energy Infrastructure Index, however, it outperformed the Alerian MLP Index, the Fund's secondary benchmark. Factors that hindered relative performance compared with its primary benchmark included our out-of-index allocation to marine shipping companies, which underperformed the broader midstream energy market. That notwithstanding, we believe these companies are generally well-positioned to benefit over the longer term from the increased production and globalization of liquefied natural gas markets.

Stock selection in the crude/refined products sector also detracted from relative performance. This was partly due to our underweight in Magellan Midstream Partners, one of the better capitalized names that declined less than its peers during the period. Stock selection in the natural gas pipeline and gathering & processing sectors aided relative performance. Stock selection among diversified companies was relatively beneficial as well.

Market Update

Energy commodity prices continued to decline significantly through the end of December and into early 2016 as global oil inventories continued to rise with OPEC production reaching a three-year high. Investors also braced for additional supply coming to market from Iran once international sanctions related to the country's nuclear program are lifted. Amid this challenging fundamental backdrop and increasing risk aversion from investors, energy infrastructure companies experienced meaningful share-price declines, which have negatively impacted the Fund's returns.

Sincerely,

ROBERT H. STEERS	ROBERT S. BECKER
Chairman	Portfolio Manager

BEN MORTON	TYLER S. ROSENLICHT
Portfolio Manager	Portfolio Manager

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

Class R—Growth of a $10,000 Investment

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended November 30, 2015

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–35.85%[b]	–33.97%[c]	—	—	—
1 Year (without sales charge)	–32.83%	–33.31%	–32.53%	–32.89%	–32.62%
Since Inception[d] (with sales charge)	–13.44%[b]	–11.94%	—	—	—
Since Inception[d] (without sales charge)	–11.36%	–11.94%	–11.01%	–33.27%	–11.12%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the April 1, 2015 prospectus for Class A, Class C, Class I, Class R and Class Z were as follows: Class A—2.96% and 1.45%; Class C—3.61% and 2.10%; Class I—2.63% and 1.10%; Class R—3.11% and 1.60%; and Class Z—2.61% and 1.10%. Through June 30, 2017, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares and 1.10% for Class Z shares. The contractual expense limitation agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1.00%.

d  Inception date of December 20, 2013 for Class A, C, I and Z shares and October 1, 2014 for Class R shares.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2015—November 30, 2015.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period[a] June 1, 2015— November 30, 2015
Class A
Actual (–31.53% return)	$1,000.00	$684.70	$6.17
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.75	$7.38
Class C
Actual (–31.77% return)	$1,000.00	$682.30	$8.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.49	$10.66
Class I
Actual (–31.33% return)	$1,000.00	$686.70	$4.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.50	$5.62
Class R
Actual (–31.52% return)	$1,000.00	$684.80	$6.80
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.00	$8.14
Class Z
Actual (–31.42% return)	$1,000.00	$685.80	$4.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.50	$5.62

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.46%, 2.11%, 1.11%, 1.61% and 1.11%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the fiscal period).

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

November 30, 2015
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
TransCanada Corporation (Canada)	$3,660,085	6.3
Dominion Resources, Inc.	2,982,874	5.2
Sempra Energy	2,883,028	5.0
Williams Companies, Inc.	2,622,961	4.5
Energy Transfer Equity, LP	2,526,293	4.4
Macquarie Infrastructure Co. LLC	2,240,771	3.9
Enbridge, Inc. (Canada)	2,192,019	3.8
MarkWest Energy Partners, LP	1,926,048	3.3
Plains GP Holdings, LP	1,863,839	3.2
Pembina Pipeline Corporation (Canada)	1,796,724	3.1

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

November 30, 2015

		Number of Shares/Units	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES	96.9%
COMPRESSION	1.1%
Archrock, Inc.		33,454	$353,609
Exterran Corporation[a]		17,218	281,859
			635,468
CRUDE/REFINED PRODUCTS	20.7%
Buckeye Partners, LP		16,488	1,116,073
Enbridge Energy Management, LLC[b]		55,321	1,379,715
Enbridge, Inc. (Canada)		61,719	2,192,019
Genesis Energy, LP		22,666	891,907
Inter Pipeline Ltd. (Canada)		53,267	926,174
NuStar GP Holdings, LLC		24,466	608,225
Plains GP Holdings, LP		152,026	1,863,839
SemGroup Corporation		42,600	1,479,498
Shell Midstream Partners, LP		10,200	355,674
Sunoco Logistics Partners, LP		25,482	710,183
Tesoro Logistics, LP		8,415	420,329
			11,943,636
DIVERSIFIED MIDSTREAM	28.6%
Altagas Ltd. (Canada)		61,561	1,442,854
Energy Transfer Equity, LP		133,384	2,526,293
Energy Transfer Partners, LP		40,062	1,530,769
Kinder Morgan, Inc.		75,776	1,786,040
Macquarie Infrastructure Co. LLC		29,865	2,240,771
Oneok, Inc.		18,331	540,398
Pembina Pipeline Corporation (Canada)		78,285	1,796,724
Spectra Energy Corp.		46,666	1,222,649
Summit Midstream Partners, LP		16,482	306,730
Williams Companies, Inc.		71,744	2,622,961
Williams Partners, LP		17,606	482,757
			16,498,946
DIVERSIFIED UTILITIES	11.4%
Atmos Energy Corp.		11,450	713,449
Dominion Resources, Inc.		44,276	2,982,874
Sempra Energy		29,054	2,883,028
			6,579,351

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

November 30, 2015

		Number of Shares/Units	Value
GATHERING & PROCESSING	12.2%
Antero Midstream Partners, LP		27,135	$608,367
EQT Corporation		6,860	392,529
EQT Midstream Partners, LP		10,385	702,545
MarkWest Energy Partners, LP		40,126	1,926,048
PennTex Midstream Partners, LP		22,356	319,244
Rice Midstream Partners, LP		46,410	646,027
Rice Midstream Partners, LP (Unregistered)[c,d]		26,000	343,881
Tallgrass Energy GP, LP		66,624	1,463,063
Targa Resources Corp.		16,677	655,406
			7,057,110
MARINE SHIPPING/OFFSHORE	6.0%
GasLog Ltd. (Monaco)		44,860	536,974
Golar LNG Ltd. (Bermuda)		17,445	477,121
Golar LNG Partners, LP (Marshall Islands)		30,696	440,181
Hoegh LNG Partners, LP (Marshall Islands)		19,552	310,877
Teekay Offshore Partners, LP (Marshall Islands)		28,418	377,675
Teekay Shipping Corp. (Marshall Islands)		47,266	1,315,885
			3,458,713
NATURAL GAS PIPELINES	11.7%
Cheniere Energy, Inc.[a]		17,874	849,909
Cheniere Energy Partners, LP		27,864	716,105
Cheniere Energy Partners, LP Holdings, LLC		30,613	536,340
TransCanada Corporation (Canada)		115,991	3,660,085
Veresen, Inc. (Canada)		128,070	1,005,035
			6,767,474
OIL & GAS STORAGE	1.9%
VTTI Energy Partners, LP (Marshall Islands)		53,620	1,126,556
RENEWABLE ENERGY	2.7%
Pattern Energy Group, Inc.		46,227	827,926
TransAlta Renewables, Inc.		98,840	751,967
			1,579,893

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

November 30, 2015

		Number of Shares/Units	Value
OTHER	0.6%
Westshore Terminals Investment Corp. (Canada)		24,031	$336,141
TOTAL INVESTMENTS (Identified cost—$75,468,838)	96.9%		55,983,288
OTHER ASSETS IN EXCESS OF LIABILITIES	3.1		1,805,869
NET ASSETS	100.0%		$57,789,157

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Distributions are paid-in-kind.

c  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.6% of the net assets of the Fund.

d  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.6% of the net assets of the Fund, all of which are illiquid.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2015

ASSETS:
Investments in securities, at value (Identified cost—$75,468,838)	$55,983,288
Foreign currency, at value (Identified cost—$11,890)	11,896
Receivable from investment advisor	3,112
Receivable for:
Investment securities sold	1,805,087
Fund shares sold	211,338
Dividends, distributions and interest	109,130
Total Assets	58,123,851
LIABILITIES:
Payable for:
Fund shares purchased	138,256
Due to custodian	62,792
Shareholder servicing fees	12,788
Distribution fees	7,820
Directors' fees	1,162
Other liabilities	111,876
Total Liabilities	334,694
NET ASSETS	$57,789,157
NET ASSETS consist of:
Paid-in capital	$93,893,125
Dividends in excess of net investment income	(988,682)
Accumulated net realized loss	(15,627,833)
Net unrealized depreciation	(19,487,453)
$57,789,157

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

November 30, 2015

CLASS A SHARES:
NET ASSETS	$7,105,968
Shares issued and outstanding ($0.001 par value common stock outstanding)	952,020
Net asset value and redemption price per share	$7.46
Maximum offering price per share ($7.46 ÷ 0.955)[a]	$7.81
CLASS C SHARES:
NET ASSETS	$8,738,371
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,175,242
Net asset value and offering price per share[b]	$7.44
CLASS I SHARES:
NET ASSETS	$41,676,333
Shares issued and outstanding ($0.001 par value common stock outstanding)	5,574,388
Net asset value, offering and redemption price per share	$7.48
CLASS R SHARES:
NET ASSETS	$6,025
Shares issued and outstanding ($0.001 par value common stock outstanding)	806
Net asset value, offering and redemption price per share	$7.48
CLASS Z SHARES:
NET ASSETS	$262,460
Shares issued and outstanding ($0.001 par value common stock outstanding)	35,108
Net asset value, offering and redemption price per share	$7.48

a  On investment of $100,000 or more the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2015

Investment Income:
Distributions from master limited partnerships	$1,738,480
Less return of capital on distributions	(1,586,369)
Net distributions from master limited partnerships	152,111
Dividend income (net of $122,666 of foreign withholding tax)	1,979,277
Total Investment Income	2,131,388
Expenses:
Investment advisory fees	854,038
Administration fees	138,527
Professional fees	120,910
Distribution fees—Class A	35,912
Distribution fees—Class C	62,196
Distribution fees—Class R	40
Registration and filing fees	88,539
Shareholder servicing fees—Class A	14,365
Shareholder servicing fees—Class C	20,732
Shareholder servicing fees—Class I	23,569
Shareholder reporting expenses	52,176
Transfer agent fees and expenses	29,489
Custodian fees and expenses	27,600
Directors' fees and expenses	7,529
Franchise tax expense	5,570
Miscellaneous	13,840
Total Expenses	1,495,032
Reduction of Expenses (See Note 2)	(417,983)
Net Expenses	1,077,049
Net Investment Income	1,054,339
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(16,762,229)
Foreign currency transactions	10,898
Net realized loss	(16,751,331)
Net change in unrealized appreciation (depreciation) on:
Investments	(18,210,071)
Foreign currency translations	(1,772)
Net change in unrealized appreciation (depreciation)	(18,211,843)
Net realized and unrealized loss	(34,963,174)
Net Decrease in Net Assets Resulting from Operations	$(33,908,835)

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2015	For the Period December 20, 2013[a] through November 30, 2014
Change in Net Assets:
From Operations:
Net investment income	$1,054,339	$165,040
Net realized gain (loss)	(16,751,331)	27,405
Net change in unrealized appreciation (depreciation)	(18,211,843)	(1,275,610)
Net decrease in net assets resulting from operations	(33,908,835)	(1,083,165)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(95,834)	(6,960)
Class C	(12,107)	(2,730)
Class I	(631,686)	(126,754)
Class R	(42)	—
Class Z	(8,565)	(6,920)
Net realized gain:
Class A	—	(12,496)
Class C	—	(9,970)
Class I	—	(160,395)
Class R	—	—
Class Z	—	(10,888)
Return of capital:
Class A	(396,135)	(14,507)
Class C	(239,597)	(11,575)
Class I	(1,732,568)	(186,217)
Class R	(237)	—
Class Z	(23,758)	(12,641)
Total dividends and distributions to shareholders	(3,140,529)	(562,053)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	33,361,850	63,021,889
Total increase (decrease) in net assets	(3,687,514)	61,376,671
Net Assets:
Beginning of period	61,476,671	100,000
End of period[b]	$57,789,157	$61,476,671

a  Commencement of operations.

b  Includes dividends in excess of net investment income of $988,682 and $230,832, respectively.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended November 30, 2015	For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:
Net asset value, beginning of period	$11.53	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.10	0.04
Net realized and unrealized gain (loss)	(3.80)	1.74 [c]
Total from investment operations	(3.70)	1.78
Less dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.05)
Net realized gain	—	(0.09)
Return of capital	(0.29)	(0.11)
Total dividends and distributions to shareholders	(0.37)	(0.25)
Net increase (decrease) in net asset value	(4.07)	1.53
Net asset value, end of period	$7.46	$11.53
Total investment return[d,e]	(32.83)%	17.76%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$7.1	$7.4
Ratio of expenses to average daily net assets (before expense reduction)	1.90%[g]	2.67%[h]
Ratio of expenses to average daily net assets (net of expense reduction)	1.46%[g]	1.45%[h]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.55%[g]	(0.87)%[h]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.99%[g]	0.35%[h]
Portfolio turnover rate	81%	26%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

d  Does not reflect sales charges, which would reduce return.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Not annualized.

g  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.89% and 1.45%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 0.56% and 1.00%, respectively.

h  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended November 30, 2015	For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:
Net asset value, beginning of period	$11.49	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.04	(0.03)
Net realized and unrealized gain (loss)	(3.78)	1.74 [c]
Total from investment operations	(3.74)	1.71
Less dividends and distributions to shareholders from:
Net investment income	(0.02)	(0.02)
Net realized gain	—	(0.09)
Return of capital	(0.29)	(0.11)
Total dividends and distributions to shareholders	(0.31)	(0.22)
Net increase (decrease) in net asset value	(4.05)	1.49
Net asset value, end of period	$7.44	$11.49
Total investment return[d,e]	(33.31)%[f,g]	17.10%[g,h]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$8.7	$4.8
Ratio of expenses to average daily net assets (before expense reduction)	2.60%[i]	3.27%[j]
Ratio of expenses to average daily net assets (net of expense reduction)	2.11%[i]	2.10%[j]
Ratio of net investment loss to average daily net assets (before expense reduction)	(0.08)%[i]	(1.41)%[j]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.41%[i]	(0.24)%[j]
Portfolio turnover rate	81%	26%[h]

a  Commencement of operations.

b  Calcuation based on average shares outstanding.

c  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

d  Does not reflect sales charge, which would reduce return.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  The net asset value (NAV) disclosed in the November 30, 2015 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2015. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2015.

g  The net asset value (NAV) disclosed in the November 30, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2014.

h  Not annualized.

i  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 2.59% and 2.10%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been (0.07)% and 0.42%, respectively.

j  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended November 30, 2015	For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:
Net asset value, beginning of period	$11.55	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.14	0.10
Net realized and unrealized gain (loss)	(3.81)	1.72 [c]
Total from investment operations	(3.67)	1.82
Less dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.07)
Net realized gain	—	(0.09)
Return of capital	(0.29)	(0.11)
Total dividends and distributions to shareholders	(0.40)	(0.27)
Net increase (decrease) in net asset value	(4.07)	1.55
Net asset value, end of period	$7.48	$11.55
Total investment return[d]	(32.53)%	18.13%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$41.7	$47.8
Ratio of expenses to average daily net assets (before expense reduction)	1.60%[f]	2.66%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.11%[f]	1.10%[g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.90%[f]	(0.71)%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.39%[f]	0.85%[g]
Portfolio turnover rate	81%	26%[e]

a  Commencement of operations.

b  Calcuation based on average shares outstanding.

c  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.59% and 1.10%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 0.91% and 1.40%, respectively.

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended November 30, 2015	For the Period October 1, 2014[a] through November 30, 2014
Per Share Operating Performance:
Net asset value, beginning of period	$11.54	$12.41
Income (loss) from investment operations:
Net investment income[b]	0.08	0.01
Net realized and unrealized gain (loss)	(3.79)	(0.88)[c]
Total from investment operations	(3.71)	(0.87)
Less dividends and distributions to shareholders from:
Net investment income	(0.06)	—
Return of capital	(0.29)	—
Total dividends and distributions to shareholders	(0.35)	—
Net decrease in net asset value	(4.06)	(0.87)
Net asset value, end of period	$7.48	$11.54
Total investment return[d]	(32.89)%[e]	(6.93)%[e,f]
Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$6.0	$9.3
Ratio of expenses to average daily net assets (before expense reduction)	2.07%[g]	2.53%[h]
Ratio of expenses to average daily net assets (net of expense reduction)	1.61%[g]	1.60%[h]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.31%[g]	(0.58)%[h]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.77%[g]	0.35%[h]
Portfolio turnover rate	81%	26%[f]

a  Inception date.

b  Calcuation based on average shares outstanding.

c  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  The net asset value (NAV) disclosed in the November 30, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2014.

f  Not annualized.

g  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 2.06% and 1.60%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 0.32% and 0.78%, respectively.

h  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended November 30, 2015	For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:
Net asset value, beginning of period	$11.55	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.10	0.09
Net realized and unrealized gain (loss)	(3.77)	1.72 [c]
Total from investment operations	(3.67)	1.81
Less dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.06)
Net realized gain	—	(0.09)
Return of capital	(0.29)	(0.11)
Total dividends and distributions to shareholders	(0.40)	(0.26)
Net increase (decrease) in net asset value	(4.07)	1.55
Net asset value, end of period	$7.48	$11.55
Total investment return[d]	(32.62)%[e]	18.02%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.3	$1.5
Ratio of expenses to average daily net assets (before expense reduction)	1.53%[g]	2.72%[h]
Ratio of expenses to average daily net assets (net of expense reduction)	1.11%[g]	1.21%[h]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.56%[g]	(0.70)%[h]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.98%[g]	0.81%[h]
Portfolio turnover rate	81%	26%[f]

a  Commencement of operations.

b  Calcuation based on average shares outstanding.

c  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  The net asset value (NAV) disclosed in the November 30, 2015 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2015. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2015.

f  Not annualized.

g  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.52% and 1.10%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 0.57% and 0.99%, respectively.

h  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on July 8, 2013 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide attractive total return, comprised of current income and price appreciation. The Fund had no operations until December 6, 2013 when it sold 1,000 shares each of Class A, C and Z, and 7,000 shares of Class I for $100,000 to Cohen & Steers Capital Management, Inc. (the investment advisor). Investment operations commenced on December 20, 2013. On July 22, 2014, the Board of Directors of the Fund approved the Fund's offering of Class R shares. Class R shares became available for investment on October 1, 2014, on which date the Fund sold 806 shares of Class R for $10,000 to the investment advisor. The authorized shares of the Fund are divided into five classes designated Class A, C, I, R and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment advisor to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of November 30, 2015.

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Master Limited Partnerships and Related Companies:
Gathering & Processing	$7,057,110	$6,713,229	$—	$343,881	[a,b]
Other	48,926,178	48,926,178	—	—
Total Investments[c]	$55,983,288	$55,639,407	$—	$343,881

a  Private placement in a public equity classified as Level 3 is valued at a discount to quoted market price to reflect limited liquidity.

b  Fair valued, pursuant to the Fund's fair value procedures utilizing significant unobservable inputs and assumptions. A change in the significant unobservable inputs could result in a significantly lower or higher value in such level 3 investments.

c  Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Master Limited Partnerships and Related Companies— Gathering & Processing
Balance as of November 30, 2014	$—
Purchases	339,300
Change in unrealized appreciation (depreciation)	4,581
Balance as of November 30, 2015	$343,881

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The change in unrealized appreciation (depreciation) attributable to securities owned on November 30, 2015, which were valued using significant unobservable inputs (Level 3) amounted to $4,581.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at November 30, 2015	Valuation Technique	Unobservable Inputs	Input Value
Master Limited Partnerships and Related Companies:
Gathering & Processing	$343,881	Market Price Less Discount	Liquidity Discount	4.98%

The significant unobservable inputs utilized in the fair value measurement of the Fund's Level 3 equity investments in Master Limited Partnerships and Related Companies—Gathering & Processing is a discount to quoted market prices to reflect limited liquidity. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. The Fund has estimated approximately 91.3% of distributions from MLPs as return of capital. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund received paid-in-kind stock dividends in the form of additional units from its investment in Enbridge Energy Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as an adjustment to the cost of the security. For the year ended November 30, 2015, the Fund received the following paid-in-kind stock dividends:

Enbridge Energy Management, LLC	$85,881

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or "units" are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund's investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund directly purchases securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended November 30, 2015, a significant portion of the distributions have been reclassified to return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of November 30, 2015, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the Fund.

For the year ended November 30, 2015, and through June 30, 2017, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares and 1.10% for Class Z shares. The contractual expense limitation agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the year ended November 30, 2015, fees waived and/or expenses reimbursed totaled $417,983.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the year ended November 30, 2015, the Fund incurred $42,702 in fees under this administration agreement. Additionally, the Fund pays U.S. Bancorp Fund Services, LLC as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares, and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended November 30, 2015, the Fund has been advised that the distributor received $13,553 in sales commissions from the sale of Class A shares. For the year ended November 30, 2015, the Fund has been advised that the distributor received $6,071 in sales commissions from the redemption of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A shares, up to 0.25% of the average daily net assets of the Fund's Class C shares, and up to 0.10% of the average daily net assets of the Fund's Class I shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor which was reimbursed by the Fund in the amount of $943 for the year ended November 30, 2015.

Other: At November 30, 2015, the investment advisor and affiliated persons of the investment advisor owned 24% of the Fund's outstanding shares. Investment activities of these shareholders could have a significant impact on the Fund. In addition, a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the investment advisor.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended November 30, 2015, totaled $99,341,240 and $65,756,407, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended November 30, 2015	For the Period December 20, 2013[a] through November 30, 2014
Ordinary income	$748,234	$337,113
Tax return of capital	2,392,295	224,940
Total dividends and distributions	$3,140,529	$562,053

a  Commencement of operations.

As of November 30, 2015, the tax components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$78,129,241
Gross unrealized appreciation	$2,005,988
Gross unrealized depreciation	(24,151,941)
Net unrealized appreciation (depreciation)	$(22,145,953)

As of November 30, 2015, the Fund had a net capital loss carryforward of $12,518,645 which may be used to offset future capital gains. The loss is comprised of $8,452,943 of short-term capital loss carryover and $4,065,702 of long-term capital loss carryover, which under current federal income tax rules, may offset capital gains recognized in any future period.

As of November 30, 2015, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and partnership investments and permanent book/tax differences primarily attributable to foreign currency transactions and partnership investments. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $26,860, accumulated net realized loss was credited $1,037,095 and dividends in excess of net investment income was charged $1,063,955. Net assets were not affected by this reclassification.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 1 billion shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended November 30, 2015		For the Period December 20, 2013[a] through November 30, 2014
	Shares	Amount	Shares	Amount
Class A:
Sold	1,544,813	$16,691,658	735,846	$8,932,332
Issued as reinvestment of dividends	47,722	457,769	2,255	28,227
Redeemed	(1,279,607)	(12,012,886)	(100,009)	(1,171,114)
Net increase	312,928	$5,136,541	638,092	$7,789,445
Class C:
Sold	1,000,461	$10,026,303	437,935	$5,356,995
Issued as reinvestment of dividends	21,887	207,461	1,763	22,036
Redeemed	(262,912)	(2,342,530)	(24,892)	(297,861)
Net increase	759,436	$7,891,234	414,806	$5,081,170
Class I:
Sold	6,823,732	$70,611,699	4,451,875	$52,490,589
Issued as reinvestment of dividends	122,907	1,188,078	4,486	54,590
Redeemed	(5,508,101)	(50,430,500)	(327,511)	(4,026,592)
Net increase	1,438,538	$21,369,277	4,128,850	$48,518,587
Class Rb:
Sold	—	$—	806	$10,000
Net increase	—	$—	806	$10,000
Class Z:
Sold	4,282	$37,999	318,672	$3,884,483
Issued as reinvestment of dividends	2,801	28,200	2,251	28,122
Redeemed	(106,153)	(1,101,401)	(187,745)	(2,289,918)
Net increase (decrease)	(99,070)	$(1,035,202)	133,178	$1,622,687

a  Commencement of operations

b  Inception date of October 1, 2014.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Concentration of Risk

Under normal market conditions, the Fund will invest at least 80% of its net assets in energy-related MLPs and companies that are involved in the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources. The Fund will be subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole. Energy related companies may be subject to a variety of factors that may adversely affect their business or operations, including fluctuations in commodity prices, slowdowns in new construction and acquisitions, changes in the regulatory environment, rising interest rates, and other factors.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after November 30, 2015 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers MLP & Energy Opportunity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the "Fund") at November 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period December 20, 2013 (commencement of operations) through November 30, 2014, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 27, 2016

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

TAX INFORMATION—2015 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $748,234. Additionally, 100% of the ordinary dividends qualified for the dividends received deduction available to corporations.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Election of Additional Directors

Effective October 1, 2015, the Board of Directors has elected Gerald J. Maginnis and Jane F. Magpiong as directors of the Fund.

Prior to becoming a Director of various Cohen & Steers funds, Mr. Maginnis was Partner in Charge of KPMG's Audit Practice in Pennsylvania from 2002 to 2008, and served as KPMG's Philadelphia Office Managing Partner from 2006 to 2015. He served as President of the Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015, and is a member of the Council of the American Institute of Certified Public Accounts (AICPA). He is a member of the Board of Directors of PICPA and a member of the Board of Trustees of the AICPA Foundation, and has previously served on the boards of several non-profit organizations. Mr. Maginnis holds a BS from St. Joseph's University, and is a Certified Public Accountant.

Prior to becoming a Director of various Cohen & Steers funds, Ms. Magpiong was President of Bank of America Private Bank from 2005 to 2008, National Head of Wealth Management at TIAA-CREF from 2008 to 2011, and Senior Managing Director of Leadership Development at TIAA-CREF from 2011 to 2013. Ms. Magpiong has over 25 years of investment management experience, and has previously served on the boards of several charitable foundations. Ms. Magpiong holds a BA from the University of California at Santa Barbara and a Masters in Management from the University of Redlands.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers 1953	Director and Chairman	Until next election of directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004.	22	Since 1991
Joseph M. Harvey 1963	Director and Vice President	Until next election of directors	President and Chief Investment Officer of the Advisor since 2003 and President of CNS since 2004.	17	Since 2014

  (table continued on next page)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors
Michael G. Clark 1965	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	Since 2011
Bonnie Cohen 1942	Director	Until next election of directors	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board Member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	22	Since 2001
George Grossman 1953	Director	Until next election of directors	Attorney-at-law.	22	Since 1996
Dean Junkans 1959	Director	Until next election of directors	C.F.A; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Member and former Chair, Claritas Advisory Committee at the CFA Institute since 2013; Board Member and Investment Committee member, Bethel University Foundation since 2010; Corporate Executive Board Member, National Chief Investment Officers Circle since 2010; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	17	Since 2015

  (table continued on next page)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard E. Kroon 1942	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	22	Since 2004
Gerald J. Maginnis 1955	Director	Until next election of directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors; member, Council of the American Institute of Certified Public Accountants (AICPA); member, Board of Trustees of AICPA Foundation.	13	Since 2015

  (table continued on next page)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Jane F. Magpiong 1960	Director	Until next election of directors	President, Untap Potential since 2013; Board Member, Crespi High School Since 2014; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	13	Since 2015
Richard J. Norman 1943	Director	Until next election of directors	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since February 2010; Liason for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	22	Since 2001

  (table continued on next page)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross 1943	Director	Until next election of directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	22	Since 2004
C. Edward Ward, Jr. 1946	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	22	Since 2004

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005
Robert S. Becker 1969	Vice President	Senior Vice President of CSCM since 2003.	Since 2003
Benjamin Morton 1974	Vice President	Senior Vice President of CSCM since 2003.	Since 2004
Francis C. Poli 1962	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007.	Since 2007
James Giallanza 1966	Treasurer and Chief Financial Officer	Executive Vice President of CSCM since January 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006
Lisa D. Phelan 1968	Chief Compliance Officer

Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.

Since 2006
Heather Kaden 1975	Deputy Chief Compliance Officer	Senior Vice President of CSCM since 2015. Prior to that, Vice President of CSCM since 2010. Compliance Officer of Cohen & Steers UK, Limited since 2013.	Since 2014
Tina M. Payne 1974	Assistant Secretary	Senior Vice President and Associate General Counsel of CSCM since 2010.	Since 2007
Neil Bloom 1970	Assistant Treasurer	Vice President of CSCM since August 2008.	Since 2009

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Robert S. Becker
Vice President

Benjamin Morton
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Heather Kaden
Deputy Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8123
Boston, MA 02266
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class   A—MLOAX
C—MLOCX
I—MLOIX
R—MLORX
Z—MLOZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers MLP & Energy Opportunity Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

Stop traditional mail delivery; receive your shareholder reports and prospectus online.

Sign up at cohenandsteers.com

MLOAXAR

Annual Report November 30, 2015

Cohen & Steers MLP & Energy Opportunity Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers
_of_the_Funds.pdf.  Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years ended November 30, 2015 and November 30, 2014 for professional services rendered by the registrant’s principal accountant were as follows:

	2015	2014
Audit Fees	$52,700	$52,700
Audit-Related Fees	$0	$0
Tax Fees	$14,700	$14,700
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns and the computation of corporate and franchise tax amounts.

(e)(1)      The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)     No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended November 30, 2015 and November 30, 2014, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2015	2014
Registrant	$14,700	$14,700
Investment Advisor	$0	$15,000

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: February 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: February 4, 2016